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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14A-101)

     Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /	Definitive Proxy Statement
/ /	Definitive Additional Materials
/x/	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
Anchor Gaming
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/	No fee required
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
/ /	Fee paid previously with preliminary materials.
/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

    On November 19, 2001, International Game Technology filed a prospectus pursuant to Rule 424 under the Securities Act of 1933 that constitutes the final form of joint proxy statement and prospectus to be mailed to the stockholders of International Game Technology and Anchor Gaming. This prospectus contains a detailed description of the proposed business combination transaction between International Game Technology and Anchor Gaming. The information contained in this prospectus is incorporated in this filing by reference. You are encouraged to read the definitive joint proxy statement and prospectus before you make any decision with respect to the proposed transaction. The definitive joint proxy statement and prospectus can be obtained, free of charge, from the Securities and Exchange Commission's EDGAR database, which is located on its website at www.sec.gov. In addition, investors may obtain a copy of the definitive joint proxy statement and prospectus from Anchor Gaming free of charge by contacting:

Geoff Sage
Chief Financial Officer
Anchor Gaming
(702) 896-7568

    IN ADDITION TO THE DEFINITIVE JOINT PROXY STATEMENT AND PROSPECTUS AND THE OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, BOTH INTERNATIONAL GAME TECHNOLOGY AND ANCHOR GAMING ARE OBLIGATED TO FILE ANNUAL, QUARTERLY AND CURRENT REPORTS, PROXY STATEMENTS AND OTHER INFORMATION WITH THE SEC. YOU MAY READ AND COPY ANY REPORTS, STATEMENTS AND OTHER INFORMATION FILED WITH THE SEC AT THE SEC'S PUBLIC REFERENCE ROOMS AT 450 FIFTH STREET, N.W., WASHINGTON, D.C. 20549 OR AT THE OTHER PUBLIC REFERENCE ROOMS IN NEW YORK, NEW YORK AND CHICAGO, ILLINOIS. PLEASE CALL THE SEC AT 1-800-SEC-0330 FOR FURTHER INFORMATION ON PUBLIC REFERENCE ROOMS. FILINGS WITH THE SEC ARE ALSO AVAILABLE TO THE PUBLIC FROM COMMERCIAL DOCUMENT RETRIEVAL SERVICES AND AT THE WEBSITE MAINTAINED BY THE SEC AT WWW.SEC.GOV.

    Anchor Gaming will be, and certain other persons named below may be, soliciting proxies from Anchor Gaming's stockholders in favor of the transaction. Some of the directors and executive officers of Anchor Gaming and some of the directors and executive officers of International Game Technology may be deemed to be participants in Anchor Gaming's solicitation of proxies. Anchor Gaming will bear the cost of proxy solicitation for its stockholders' meeting.

    The participants in the solicitation include the following directors and officers of Anchor Gaming:

NAME	TITLE
Thomas J. Matthews	Chairman of the Board, Chief Executive Officer and President
Joseph Murphy	Vice President, Chief Operating Officer—Gaming Operations and Director
Geoffrey Sage	Chief Financial Officer, Treasurer and Secretary
David Johnson	General Counsel
Christer Roman	Chief Operating Officer—Systems Division
Stuart Beath	Director
Richard Burt	Director
Glen Hettinger	Director

    In addition, D.F. King & Co., Inc. will participate in the solicitation.

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SCHEDULE 14A